Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Russell 2000 Power Buffer ETF™ – October

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated March 2, 2020

September 23, 2020

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. Following the close of business on September 30, 2020, an outcome period for the Fund will end and the Fund will commence a new outcome period that will begin on October 1, 2020 and end on September 30, 2021. The Fund’s Cap will not be determined until the start of the new outcome period on October 1, 2020. As of September 21, 2020, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Cap Range
Innovator Russell 2000 Power Buffer ETF™ – October	KOCT	11.07% – 15.97% (10.28% – 15.18% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference